Exhibit 10.3

FORM OF INDEMNITY LETTER AGREEMENT
TO NON-EMPLOYEE DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

March 5, 2009

Reference is hereby made to Article IX of the By-laws of The Valspar Corporation (the “Company”) as in effect as of the date hereof (the “Company Indemnity Bylaws”). In consideration of your prior and continuing service to the Company, the Company agrees that your rights under the Company Indemnity Bylaws to be indemnified to the fullest extent permitted by law and to advancement of expenses are contract rights that shall be incorporated into this letter agreement and shall continue even after your association with the Company terminates, and that such rights shall be for your benefit and for the benefit of your heirs, executors and administrators. The Company further confirms that your rights under the Company Indemnity Provisions shall apply during and after your term of service with the Company without regard to whether any actual or alleged state of facts, occurrence, action or omission (collectively “Circumstances”) that may give rise to a claim, action, suit or proceeding (collectively “Claims”) with respect to which you may have rights under the Company Indemnity Provisions shall have occurred, or whether any such Claim shall have accrued or been made, before, during or after such term of service. Any amendment, modification, alteration or repeal of the Company Indemnity Bylaws shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any of your rights to indemnification, advancement of expenses or otherwise under the Company Indemnity Bylaws with respect to any Circumstances then or previously existing, or any Claim previously or thereafter brought or threatened based in whole or in part upon any such Circumstances.

This letter agreement shall be governed by the laws of the State of Delaware, and may not be amended or modified except by an instrument in writing signed by both parties hereto.

THE VALSPAR CORPORATION

By:
		Name:	Rolf Engh
		Title:	Executive V.P., General Counsel
and Secretary

Accepted and Agreed to:

(Signature)